UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2009
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-14323 (Commission File Number)	76-0568219 (I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 381-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 5.03. Amendment to Articles of Incorporation or Bylaws
Item 7.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-3.1
EX-4.1
EX-4.2
EX-4.9
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
Amendment No. 4 to Fifth Amended and Restated Agreement of Limited Partnership of Enterprise
     On October 26, 2009, Enterprise Products Partners L.P. (“Enterprise”) entered into Amendment No. 4 (the “Fourth Amendment”) to the Fifth Amended and Restated Agreement of Limited Partnership of Enterprise dated as of November 6, 2008. The Fourth Amendment authorizes a series of Class B units of Enterprise issued in connection with the MLP Merger (as defined below). The Class B units will not be entitled to regular quarterly cash distributions for the first sixteen quarters following the closing of the MLP Merger. The Class B units will convert automatically into the same number of Enterprise common units on the date immediately following the payment date of the sixteenth quarterly distribution following October 26, 2009 (the closing of the merger) and holders of such converted units will thereafter be entitled to receive distributions of available cash.
     Prior to the payment date of the sixteenth quarterly distribution following October 26, 2009, the Class B units will be entitled to vote with the Enterprise common unitholders as a single class on all matters that Enterprise common unitholders are entitled to vote on. Holders of the Class B units will be entitled to vote as a separate class on any matter that adversely affects the rights or preference of such class in relation to other classes of partnership interests. The approval of a majority of the Class B units will be required to approve any matter for which the Class B unitholders are entitled to vote as a separate class.
     A copy of the Fourth Amendment is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.
Enterprise Senior Supplemental Indenture
     In connection with Enterprise’s acquisition of TEPPCO Partners, L.P. (“TEPPCO”), on October 27, 2009, Enterprise Products Operating LLC (successor to Enterprise Products Operating L.P.) as issuer (“EPO” or the “Issuer”) consummated the settlement of its exchange offers (the “Exchange Offers”) by issuing five new series of Enterprise senior notes (the “Enterprise Senior Notes”) under an Indenture dated as of October 4, 2004, as amended by the Tenth Supplemental Indenture dated as of June 30, 2007 providing for EPO as successor issuer (the “Enterprise Original Indenture”), as supplemented by the Seventeenth Supplemental Indenture dated as of October 27, 2009 (the “Enterprise Senior Supplemental Indenture” and, together with the Enterprise Original Indenture, the “Enterprise Senior Indenture”) among EPO, as issuer, Enterprise, as parent guarantor and Wells Fargo Bank, National Association, as trustee. The terms of the Enterprise Senior Notes include those expressly set forth in the Enterprise Senior Indenture and those made part of the Enterprise Senior Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).
     As of the expiration deadline for the Exchange Offers of 9:00 a.m.. New York City time, on October 26, 2009, $490,467,000 in aggregate principal amount of 7.625% Senior Notes due 2012 issued by TEPPCO, $182,560,000 in aggregate principal amount of 6.125% Senior Notes due 2013 issued by TEPPCO, $237,600,000 in aggregate principal amount of 5.90% Senior Notes due 2013 issued by TEPPCO, $349,690,000 in aggregate principal amount of 6.65% Senior Notes due 2018 issued by TEPPCO and $399,575,000 in aggregate principal amount of 7.55% Senior Notes due 2038 issued by TEPPCO, representing in total approximately 97.64% of the outstanding senior notes of TEPPCO, had been validly tendered (and not withdrawn) in the Exchange Offers. In connection with the consummation of the Exchange Offers, EPO accepted such tendered notes and issued $490,467,000 of 7.625% Senior Notes due 2012 (the “7.625% Enterprise senior notes”), $182,560,000 of 6.125% Senior Notes due 2013 (the “6.125% Enterprise senior notes”), $237,600,000 of 5.90% Senior Notes due 2013 (the “5.90% Enterprise senior notes”), $349,690,000 of 6.65% Senior Notes due 2018 (the “6.65% Enterprise senior notes”) and $399,575,000 in of 7.55% Senior Notes due 2038 (the 7.55% Enterprise senior notes”), in aggregate principal amount of each series of Enterprise Senior Notes.
General
     Under the Enterprise Senior Indenture, the Enterprise Senior Notes:
•	are general unsecured, senior obligations;

•	constitute five new series of debt securities issued under the Enterprise Senior Indenture;

•	are issued in denominations of $1,000 and integral multiples of $1,000;

•	initially were issued only in book-entry form represented by one or more notes in global form registered in the name of Cede & Co., as nominee of The Depository Trust Company (“DTC”), or such other name as may be requested by an authorized representative of DTC, and deposited with the Trustee as custodian for DTC; and

•	are fully and unconditionally guaranteed on an unsecured, unsubordinated basis by Enterprise, and in certain circumstances may be guaranteed in the future on the same basis by one or more subsidiary guarantors.
Maturity
•	The 7.625% Enterprise senior notes will mature on February 15, 2012.

•	The 6.125% Enterprise senior notes will mature on February 1, 2013.

•	The 5.90% Enterprise senior notes will mature on April 15, 2013.

•	The 6.65% Enterprise senior notes will mature on April 15, 2018.

•	The 7.55% Enterprise senior notes will mature on April 15, 2038.
Interest
     Interest on the Enterprise Senior Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.
     Interest on the 7.625% Enterprise senior notes will:
•	accrue at the rate of 7.625% per annum, from August 15, 2009 (the most recent date to which interest has been paid on the 7.625% senior notes issued by TEPPCO) or the most recent interest payment date;

•	be payable in cash semi-annually in arrears on each February 15 and August 15, commencing on February 15, 2010; and

•	be payable to holders of record on the February 1 and August 1 immediately preceding the related interest payment dates.
     Interest on the 6.125% Enterprise senior notes will:
•	accrue at the rate of 6.125% per annum, from August 1, 2009 (the most recent date to which interest has been paid on the 6.125% senior notes issued by TEPPCO) or the most recent interest payment date;

•	be payable in cash semi-annually in arrears on each February 1 and August 1, commencing on February 1, 2010; and

•	be payable to holders of record on the January 15 and July 15 immediately preceding the related interest payment dates.
     Interest on the 5.90% Enterprise senior notes will:
•	accrue at the rate of 5.90% per annum, from October 15, 2009 (the most recent date to which interest has been paid on the 5.90% senior notes issued by TEPPCO) or the most recent interest payment date;

•	be payable in cash semi-annually in arrears on each April 15 and October 15, commencing on April 15, 2010; and

•	be payable to holders of record on the April 1 and October 1 immediately preceding the related interest payment dates.
     Interest on the 6.65% Enterprise senior notes will:
•	accrue at the rate of 6.65% per annum, from October 15, 2009 (the most recent date to which interest has been paid on the 6.65% senior notes issued by TEPPCO) or the most recent interest payment date;

•	be payable in cash semi-annually in arrears on each April 15 and October 15, commencing on April 15, 2010; and

•	be payable to holders of record on the April 1 and October 1 immediately preceding the related interest payment dates.
     Interest on the 7.55% Enterprise senior notes will:
•	accrue at the rate of 7.55% per annum, from October 15, 2009 (the most recent date to which interest has been paid on the 7.55% senior notes issued by TEPPCO) or the most recent interest payment date;

•	be payable in cash semi-annually in arrears on each April 15 and October 15, commencing on April 15, 2010; and

•	be payable to holders of record on the April 1 and October 1 immediately preceding the related interest payment dates.
     The foregoing description of the Enterprise Senior Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Enterprise Senior Supplemental Indenture. A copy of the Enterprise Senior Supplemental Indenture is attached as Exhibit 4.1 to this Form 8-K and incorporated by reference herein.
Enterprise Subordinated Supplemental Indenture
     In connection with Enterprise’s acquisition of TEPPCO, on October 27, 2009, EPO consummated the settlement of the Exchange Offers by also issuing one new series of Enterprise junior subordinated notes (the “Enterprise Subordinated Notes”) under the Original Indenture, as supplemented by the Eighteenth Supplemental Indenture dated as of October 27, 2009 (the “Enterprise Subordinated Supplemental Indenture” and, together with the Enterprise Original Indenture, the “Enterprise Subordinated Indenture”) among EPO, as issuer, Enterprise, as parent guarantor and Wells Fargo Bank, National Association, as trustee. The terms of the Enterprise Subordinated Notes include those expressly set forth in the Enterprise Subordinated Indenture and those made part of the Enterprise Subordinated Indenture by reference to the Trust Indenture Act.
     As of the expiration deadline for the Exchange Offers of 9:00 a.m.. New York City time, on October 26, 2009, $285,759,000 in aggregate principal amount of 7.000% Fixed/Floating Rate Junior Subordinated Notes due 2067 issued by TEPPCO, representing in total approximately 95.25% of the outstanding junior subordinated notes of TEPPCO, had been validly tendered (and not withdrawn) in the Exchange Offers. In connection with the consummation of the Exchange Offers, EPO accepted such tendered notes and issued $285,759,000 in aggregate principal amount of 7.000% Fixed/Floating Rate Junior Subordinated Notes due 2067.

General
     Under the Enterprise Subordinated Indenture, the Enterprise Subordinated Notes:
•	are general unsecured junior subordinated obligations of EPO;

•	are issued in denominations of $1,000 in principal amount and integral multiples thereof;

•	will bear interest from June 1, 2009 (the most recent date to which interest will have been paid on the TEPPCO Subordinated Notes) to June 1, 2017, at the annual rate of 7.000% of their principal amount, payable semi-annually in arrears on June 1 and December 1 of each year, commencing December 1, 2009, and thereafter, at an annual rate equal to the sum of the Three-Month LIBOR Rate for the related interest period plus a spread of 277.75 basis points, payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing September 1, 2017;

•	provide that EPO may elect to defer payment of all or part of the current and accrued interest otherwise due on the Enterprise Subordinated Notes for multiple periods of up to ten consecutive years;

•	will mature on June 1, 2067 and are not redeemable by EPO prior to June 1, 2017 without payment of a make-whole redemption price or a special event make-whole redemption price;

•	are subordinated in right of payment, to the extent set forth in the Enterprise Subordinated Indenture, to all of EPO’s existing and future senior indebtedness; and

•	are guaranteed on an unsecured and junior subordinated basis by Enterprise.
     EPO may, without the consent of the holders of the Enterprise Subordinated Notes, increase the principal amount of the series and issue additional notes of such series having the same ranking, interest rate, maturity and other terms as the Enterprise Subordinated Notes except for issue date, issue price and, if applicable, first interest payment date. The Enterprise Subordinated Notes and any additional notes of the same series having the same terms as the Enterprise Subordinated Notes offered hereby subsequently issued under the Enterprise Subordinated Indenture may be treated as a single class for all purposes under the Enterprise Subordinated Indenture, including, without limitation, voting waivers and amendments. In addition, the Enterprise Subordinated Indenture does not limit EPO’s incurrence or issuance of other senior, pari passu or subordinated debt, whether under the Enterprise Subordinated Indenture relating to the Enterprise Subordinated Notes or any existing or other indenture or agreement that EPO may enter into in the future. As of June 30, 2009, the direct indebtedness of Enterprise that is senior to the Enterprise Subordinated Notes totaled approximately $7.6 billion, and the direct indebtedness of Enterprise that is pari passu with the Enterprise Subordinated Notes totaled approximately $1.2 billion.
     The Enterprise Subordinated Notes are non-amortizing and do not have the benefit of a sinking fund. This means that EPO and Enterprise are not required to make any principal payments prior to maturity or otherwise set aside amounts in respect of the repayment of the Enterprise Subordinated Notes prior to their maturity.
Interest Rate and Interest Payment Dates
     The Enterprise Subordinated Notes will bear interest from June 1, 2009 (the most recent date to which interest has been paid on the subordinated notes issued by TEPPCO) to but not including June 1, 2017 (the “Fixed Rate Period”) at an annual rate of 7.000% of their principal amount, payable semi-annually in arrears on June 1 and December 1 of each year, commencing December 1, 2009, and thereafter (the “Floating Rate Period”) at an annual rate equal to the Three-Month LIBOR Rate (as defined below) for the related interest period plus a spread of 277.75 basis points, payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing September 1, 2017.
     Interest payments not paid when due will accrue interest at the then applicable rate of interest on the amount of unpaid interest, to the extent permitted by law, compounded semi-annually during the Fixed Rate Period and quarterly during the Floating Rate Period. The amount of interest payable during the Fixed Rate Period will be computed based on a 360-day year consisting of twelve 30-day months, and the amount of interest payable during the Floating Rate Period will be computed based on a 360-day year and the number of days actually elapsed. The amount of interest payable for any period shorter than a full quarterly period will be computed on the basis of the actual number of days elapsed per 30-day month.
     The foregoing description of the Enterprise Subordinated Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Enterprise Subordinated Supplemental Indenture. A copy of the Enterprise Subordinated Supplemental Indenture is attached hereto as Exhibit 4.2 to this Form 8-K and incorporated by reference herein.
Consents to Amendment of TEPPCO Indentures
     In connection with the Exchange Offers, EPO also completed a solicitation of consents (the “Consent Solicitations”) to certain proposed amendments, as described in EPO’s Prospectus dated October 7, 2009, to, as applicable:
•	the Indenture, dated as of February 20, 2002, as amended (the “2002 TEPPCO Indenture”) among TEPPCO as issuer, TE Products Pipeline Company, LLC (“TE Products”), TCTM L.P. (“TCTM”), TEPPCO Midstream Companies, LLC (“TEPPCO Midstream”) and Val Verde Gas Gathering Company, L.P. (“Val Verde” and together with TE Products, TCTM and TEPPCO Midstream, the “TEPPCO Subsidiary Guarantors”) as subsidiary guarantors, and U.S. Bank National Association as trustee, which governs the five series of senior notes issued by TEPPCO described under the heading “Enterprise Senior Supplemental Indenture” (the “TEPPCO Senior Notes”); and

•	the Indenture, dated as of May 14, 2007, as amended (the “2007 TEPPCO Indenture” and together with the 2002 TEPPCO Indenture, the “TEPPCO Indentures”) among TEPPCO as issuer, the TEPPCO Subsidiary Guarantors as subsidiary guarantors, and The Bank of New York Mellon Trust Company, N.A. as trustee, which governs the one series of subordinated notes issued by TEPPCO: described under the heading “Enterprise Subordinated Supplemental Indenture” (the “TEPPCO Subordinated Notes” and together with the TEPPCO Senior Notes, the “TEPPCO Notes”).
EPO accepted the consents of each eligible holder of TEPPCO Notes who had validly tendered (and not validly revoked) their consent prior to 9:00 a.m.. New York City time, on October 26, 2009, the expiration date for the Exchange Offers and Consent Solicitations. The amendments to the TEPPCO Indentures became operative upon the acceptance of the TEPPCO Notes in the Exchange Offers. The amendments eliminate various restrictive covenants and certain events of default. The TEPPCO Notes remaining after the settlement of the Exchange Offers continue to be governed by the TEPPCO Indentures.
Replacement Capital Covenant
     Concurrent with the issuance of the Enterprise Subordinated Notes, EPO and Enterprise entered into a replacement capital covenant dated October 27, 2009 (the “Replacement Capital Covenant”) whereby EPO and Enterprise agreed for the benefit of persons that buy, hold or sell a specified series of EPO’s long-term indebtedness that ranks senior to the Enterprise Subordinated Notes designated from time to time by EPO in accordance with the terms of the Replacement Capital Covenant (“Covered Debt”), that EPO and Enterprise will not redeem or repurchase and will cause subsidiaries of each not to purchase or otherwise satisfy, discharge or defease any of the Enterprise Subordinated Notes on or before the termination of the Replacement Capital Covenant on January 15, 2038 (subject to extension), unless EPO, Enterprise or one of the subsidiaries of each has received a specified amount of proceeds from the sale during the 180 days prior to the date of such redemption, repurchase, defeasance or purchase of qualifying securities that have equity-like characteristics that are the same as, or more equity-like than, the applicable characteristics of the Enterprise Subordinated Notes at such time. The initial Covered Debt benefiting from the Replacement Capital Covenant is EPO’s 6.875% Series B Senior Notes due March 1, 2033. The Replacement Covenant includes provisions requiring EPO to redesignate a new series of indebtedness if the covered series of indebtedness approaches maturity or is to be redeemed or purchased such that the outstanding principal amount is less than $100,000,000, unless no eligible series of covered indebtedness exists. The covenants in the Replacement Capital Covenant will run only to the benefit of holders of the designated series of EPO’s or

Enterprise’s long-term indebtedness, as applicable; these covenants are not intended for the benefit of holders of the Enterprise Subordinated notes and cannot be enforced by them. The Replacement Capital Covenant is not a term of the Enterprise Subordinated Indenture, the Enterprise Subordinated Notes or the guarantee of the Enterprise Subordinated Notes.
     The foregoing description of the Replacement Capital Covenant does not purport to be complete and is qualified in its entirety by reference to the full text of the Replacement Capital Covenant, which is attached as Exhibit 4.9 to this Form 8-K and incorporated by reference herein.
Item 2.01. Completion of Acquisition or Disposition of Assets.
MLP Merger Agreement
     On October 26, 2009, Enterprise Sub B LLC, a Delaware limited liability company and a wholly owned subsidiary of Enterprise (“Merger Sub B”), merged with and into TEPPCO, with TEPPCO surviving the merger as a wholly owned subsidiary of Enterprise (the “MLP Merger”), pursuant to the Agreement and Plan of Merger, dated as of June 28, 2009 (the “MLP Merger Agreement”), by and among Enterprise, Enterprise Products GP, LLC, a Delaware limited liability company and the general partner of Enterprise (“EPD GP”), Merger Sub B, TEPPCO and Texas Eastern Products Pipeline Company, LLC, a Delaware limited liability company and the general partner of TEPPCO (“TEPPCO GP”).
     Prior to the GP Merger (as defined below), TEPPCO GP was a direct, wholly-owned subsidiary of Enterprise GP Holdings L.P. (“EPE”).
     Under the terms of the MLP Merger Agreement, all outstanding TEPPCO units, other than 3,645,509 TEPPCO units (the “Designated Units”) owned by an affiliate of EPCO, Inc. (“EPCO”), a private company controlled by Dan L. Duncan, were cancelled and converted into the right to receive Enterprise common units based on an exchange rate of 1.24 Enterprise common units per TEPPCO unit. The Designated Units were converted, based on the 1.24 exchange rate, into the right to receive 4,520,431 Enterprise Class B Units (the “Class B Units”). The Class B Units are not entitled to regular quarterly cash distributions of Enterprise for sixteen quarters following the closing of the MLP Merger. The Class B Units will convert automatically into Enterprise common units on the date immediately following the payment date for the sixteenth distribution following the closing of the MLP Merger. No fractional Enterprise common units will be issued in the Mergers, and TEPPCO unitholders will, instead, receive cash in lieu of fractional Enterprise common units, if any.
GP Merger Agreement
     On October 26, 2009, in connection with the MLP Merger, Enterprise Sub A LLC, a Delaware limited liability company and wholly owned subsidiary of Enterprise (“Merger Sub A”), was merged with and into TEPPCO GP, with TEPPCO GP surviving the merger as a wholly owned subsidiary of Enterprise (the “GP Merger,” and, together with the MLP Merger, the “Mergers”) pursuant to an Agreement and Plan of Merger, dated as of June 28, 2009 (the “GP Merger Agreement”), by and among Enterprise, EPD GP, Merger Sub A, TEPPCO and TEPPCO GP.
     Under the terms of the GP Merger Agreement, EPE, the prior owner of 100% of the limited liability company interests in TEPPGO GP, received 1,331,681 Enterprise common units and an increase in the capital account of EPD GP to maintain EPD GP’s two percent general partner interest in Enterprise. EPD GP is a wholly owned subsidiary of EPE.
     The foregoing descriptions of the MLP Merger Agreement and the GP Merger Agreement are qualified in their entirety by reference to the full text of the agreements, which are attached as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On October 27, 2009, EPO, as issuer, and Enterprise, as parent guarantor, entered into the Enterprise Senior Supplemental Indenture and the Enterprise Subordinated Supplemental Indenture, and issued related senior notes and subordinated notes. On October 27, 2009, the aggregate principal amount issued and outstanding with respect to each series of new Enterprise Notes was:

Principal Amount
Series of new Enterprise Notes	Outstanding
7.625% Senior Notes, due February 2012	$490,467,000
6.125% Senior Notes, due February 2013	$182,560,000
5.90% Senior Notes, due April 2013	$237,600,000
6.65% Senior Notes, due April 2018	$349,690,000
7.55% Senior Notes, due April 2038	$399,575,000

Total Senior Notes	$1,659,892,000

7.000% Junior Subordinated Notes, due June 2067	$285,759,000
     The summary descriptions of the Enterprise Senior Supplemental Indenture, the Enterprise Subordinated Supplemental Indenture and Replacement Capital Covenant set forth in Item 1.01 are incorporated by reference into this item. The descriptions of the Enterprise Senior Supplemental Indenture, the Enterprise Subordinated Supplemental Indenture and Replacement Capital Covenant do not purport to be complete and are qualified in their entirety by reference to the complete text of such agreements, copies of which are filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.9, respectively, to this current report on Form 8-K and are incorporated herein by reference.
     On October 27, 2009, the unexchanged aggregate principal amount issued and outstanding with respect to each series of TEPPCO notes is:

Principal Amount
Series of TEPPCO Notes	Outstanding
7.625% Senior Notes, due February 2012	$9,533,000
6.125% Senior Notes, due February 2013	$17,440,000
5.90% Senior Notes, due April 2013	$12,400,000
6.65% Senior Notes, due April 2018	$310,000
7.55% Senior Notes, due April 2038	$425,000

Total Senior Notes	$40,108,000

7.000% Junior Subordinated Notes, due June 2067	$14,241,000
Item 5.03. Amendment to Articles of Incorporation or Bylaws.
     In connection with the closing of the Mergers, effective October 26, 2009 the General Partner of Enterprise entered into Amendment No. 4 (the “Fourth Amendment”) to the Fifth Amended and Restated Agreement of Limited Partnership of Enterprise dated as of November 6, 2008. The summary description of the Fourth Amendment set forth in Item 1.01 is incorporated herein by reference. A copy of the Fourth Amendment is also filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.
Item 7.01. Other Events.
     On October 26, 2009, Enterprise issued a press release relating to the closing of the Mergers and the results of the Exchange Offers on that date, which was the expiration date for the exchange offers. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The information furnished pursuant to Item 7.01 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, unless Enterprise specifically states that the information is considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of June 28, 2009, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Sub B LLC, TEPPCO Partners, L.P. and Texas Eastern Products Pipeline Company, LLC (incorporated by reference to Exhibit 2.1 to Form 8-K filed June 29, 2009).

2.2
Agreement and Plan of Merger, dated as of June 28, 2009 by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Sub A LLC, TEPPCO Partners, L.P. and Texas Eastern Products Pipeline Company, LLC (incorporated by reference to Exhibit 2.2 to Form 8-K filed June 29, 2009).

3.1*	Amendment No. 4, dated as of October 26, 2009, to Fifth Amended and Restated Agreement of Limited Partnership of Enterprise Products Partners L.P. dated as of November 6, 2008.

4.1*
Seventeenth Supplemental Indenture, dated as of October 27, 2009, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.2*
Eighteenth Supplemental Indenture, dated as of October 27, 2009, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of 7.625% Senior Notes due 2012 (included in Exhibit 4.1).

4.4	Form of 6.125% Senior Notes due 2013 (included in Exhibit 4.1).

4.5	Form of 5.90% Senior Notes due 2013 (included in Exhibit 4.1).

4.6	Form of 6.65% Senior Notes due 2018 (included in Exhibit 4.1).

4.7	Form of 7.55% Senior Notes due 2038 (included in Exhibit 4.1).

4.8	Form of 7.000% Junior Subordinated Notes due 2067 (included in Exhibit 4.2).

4.9*
Replacement Capital Covenant, dated as of October 27, 2009, by and among Enterprise Products Operating LLC, and Enterprise Products Partners L.P., as Guarantor, in favor of and for the benefit of each Covered Debtholder.

99.1*	Joint Press Release dated October 26, 2009.

_______________________
*  Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	ENTERPRISE PRODUCTS GP, LLC, its General Partner

Date: October 28, 2009	By:	/s/ Michael J. Knesek
		Name:	Michael J. Knesek
		Title:	Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

Exhibit Index

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of June 28, 2009, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Sub B LLC, TEPPCO Partners, L.P. and Texas Eastern Products Pipeline Company, LLC (incorporated by reference to Exhibit 2.1 to Form 8-K filed June 29, 2009).

2.2
Agreement and Plan of Merger, dated as of June 28, 2009 by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Sub A LLC, TEPPCO Partners, L.P. and Texas Eastern Products Pipeline Company, LLC (incorporated by reference to Exhibit 2.2 to Form 8-K filed June 29, 2009).

3.1*	Amendment No. 4, dated as of October 26, 2009, to Fifth Amended and Restated Agreement of Limited Partnership of Enterprise Products Partners L.P. dated as of November 6, 2008.

4.1*
Seventeenth Supplemental Indenture, dated as of October 27, 2009, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.2*
Eighteenth Supplemental Indenture, dated as of October 27, 2009, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of 7.625% Senior Notes due 2012 (included in Exhibit 4.1).

4.4	Form of 6.125% Senior Notes due 2013 (included in Exhibit 4.1).

4.5	Form of 5.90% Senior Notes due 2013 (included in Exhibit 4.1).

4.6	Form of 6.65% Senior Notes due 2018 (included in Exhibit 4.1).

4.7	Form of 7.55% Senior Notes due 2038 (included in Exhibit 4.1).

4.8	Form of 7.000% Junior Subordinated Notes due 2067 (included in Exhibit 4.2).

4.9*
Replacement Capital Covenant, dated as of October 27, 2009, by and among Enterprise Products Operating LLC, and Enterprise Products Partners L.P., as Guarantor, in favor of and for the benefit of each Covered Debtholder.

99.1*	Joint Press Release dated October 26, 2009.

_______________________
*  Filed herewith